Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
Loan Contract of Fixed Asset
No.:72012010280091
Borrower: Jingbian Xi’an Xilan Liquefied Natural Gas Co., Ltd.
Lender: Xi’an Branch Shanghai Pudong Development Bank

Whereas,
The borrower puts forward the loan application to the lender due to the needs of fixed asset investment (see the Part I of the Agreement for details); and the lender agrees to release the loan in accordance with the terms and conditions of the contract through investigation. In order to define the rights and obligations of the two Parties, the Contract shall be made through the consensus in accordance with the Contract Law of the People’s Republic of China and the regulations of relevant laws and rules.

Part I Commercial Terms·
1.
The project supported by the loan under the contract shall be the Comprehensive Utilization Project of Jingbian Xi’an Xilan Liquefied Natural Gas Co., Ltd. (complete in the place with cross, if unnecessary to fill in, please delete by drawing an oblique line, below as the same).

2.	The loan amount under the contract shall be RMB (currency) one hundred and twenty million yuan only (in words).
3.	The specific use purpose of the loan under the contract is as the construction expenditure of the comprehensive utilization project of liquefied natural gas.
4.
The loan term under the contract is / year(s) (or 58 months) from the date of initial draft date. The practical draft date and the repayment date shall be subject to the dates recorded in the IOU (loan certificate) made by and between the two Parties. The last repayment date shall no exceed the loan term stated in the contract. IOU (loan certificate) is the integral part of the contract.

5.	The loan rate under the contract shall be (select one in the followings by √)
☐	(1) RMB exchange rate (select one in the followings by √)

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
☑ calculate by the annual rate (□up □down) announced by the People’s Bank at the same time with the same scale, namely, the annual rate at the time signing the contract of 5.76%.
☐	Other terms: /
☒ (2) Interest rate of foreign currency (select one in the followings by √)
☒ Calculate by the benchmark interest of / month(s) of London Inter-bank Offered Rate of the lender plus /   (namely LIBOR+). LIBOR means the arithmetic average (the latest four digits after the decimal point) of quoted relevant rate shown in the relevant page (if any) of the Reuters screen. The above interest rate is the quoted interest against the US dollars deposit with same interest term as that of the relevant loan in the 11:00 a.m. (London time) of confirmed date of relevant interest.
☒ Other terms:           /
☑ (3) Method of Loan Interest Expiration (select one in the followings by √)
☒ By month, the twentieth day (20) of each month as the interest expiration date;
☑  By quarter, the twentieth day (20) of the last month of each quarter as the interest expiration date;
☒ Other ways:           /
If installment payment, the last repayment is complying with the principle of interest clear with the principal
☑(4) The adjustment way of loan interest of RMB under the contract:
Before the loan release, if the People’s Bank of China adjusting the benchmark interest rate of loan, the benchmark interest rate when the loan release is applicable to that of the same-time and same-scale of People’s Bank of China at the date of loan release; if the People’s Bank of China adjusts the benchmark interest rate after the loan release under the contract, it will ((select one in the followings by √)
☒ Adjust the interest rate by month, at the 21st of each month from the interest adjustment date;
☒ Adjust the interest rate by quarter, at the 21st of the last month of each quarter from the interest adjustment date;
☒ Adjust the interest rate by year, at / (day)  / (month)  / (year) from the interest adjustment date;
☑ Other regulations: adjust the interest rate by year, at 1st (day) January (month) from the interest adjustment date;
☒ (5) The adjustment way of loan interest of foreign currency under the contract (select one in the followings by √):
     ☒ Since the date of loan release, adjust the interest rate according to latest foreign currency rate in every /  month(s).
     ☒ Other terms:      /
6.The interest penalty under the contract:
   (1) The overdue interest penalty of the contract shall be the loan interest plus 50%.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
   (2)The interest penalty for using the loan failing to comply with the contract shall be the loan rate of the embezzling day plus 100%.
7.	The draft term of the loan under the contract is from 1st March 2010 to 30th June 2010.
8.	The draft plan of the loan under the contract shall be as follows(select one in the followings by √):
☒ See the draft plan in the below table:
S/N	Draft term	Draft amount
1	day month year	(in words)
2	day month year	(in words)
3	day month year	(in words)
4	day month year	(in words)
5 day month year	(in words)
☑ Other provisions of loan draft plan: draft in accordance with the practical expenditure status of the comprehensive utilization project of natural gas.
9.	The repayment plan of the loan under the contract shall be as follows (select one in the followings by √):
☒ See the repayment plan in the below table:
S/N	Draft term	Draft amount
1	day month year	(in words)
2	day month year	(in words)
3	day month year	(in words)
4	day month year	(in words)
5 day month year	(in words)
☑  Other provisions of loan draft plan: repay year by year from 2011 to 2014, the specific repayment day and the repayment amount shall be subject to the record of IOU, and the last repayment day shall not exceed 5th December 2014.
10.	The commitment fee shall be / % of the indrawn amount.
11.	The liquidated damages for the repayment in advance shall be / % of practical repayment amount in advance.
12.	The principal amount of repayment in advance shall be no less than RMB (currency) ten million yuan only (in words).
13.
The borrower shall guaranty the ownership of the self-raised funds over 67% of the total project investment which has been in place with full value; the ownership rights of the legal person of the newly-built project enterprise shall be less than    _ /  % of the total investment needed by the project. If the laws and the rules are of the other requirements for the specific project, the requirement shall prevail.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
14.
If the loan under the contract is used for the land reserves and development, the ratio of the self-raised of the borrower under the contract shall be   accounting up    /   % of land development cost. The land development cost under the contract refers to:

(1)	Compensation fee for land acquisition and removal and relevant tax;
(2)	Relevant fee occurred in the process of acquisition, recover and exchange;
(3)	Relevant fee for the municipal infrastructure construction;
(4)	Relevant fee occurred during the invitation for biding, auction, and listed trade;
(5)	Loan interest;
(6)
Fees for audit, layer, engineering supervision during the development and supply of land reserves, contingency and the other expenditures approved by the same-level financial and land supervising department;

(7)	Other fees: /
15.	If the loan under the contract is used for the land reserves development, the condition of the proposed reserved land under the contract shall be .
16.	The special account of the fixed asset loan opened up the borrower in the place of the lender:
Bank: Xi’an Branch Shanghai Pudong Development Bank
Account name: Jingbian Xi’an Xilan Natural Gas Co., Ltd.
Account no.: 72010157870000021
General settlement account opened up by the borrower in the place of the lender:
Bank: Xi’an Branch Shanghai Pudong Development Bank
Account name: Jingbian Xi’an Xilan Natural Gas Co., Ltd.
Account no.: 72040128000020748
17.	If the single amount in the special account of the fixed asset loan (currency amount) is more than RMB 5 million yuan only, the loan repayment method shall be commissioned payment by the lender.
18.	The borrower agrees to pay the supervision fee (currency and amount) of / to the lender.
The payment way:                   /
19.	The guarantor agreed by the borrower to provide the guaranty for the loan under the contract and the guaranty contract include:
☑ Guarantor: Jingbian Xi’an Xilan Natural Gas Co., Ltd.;
No. of Guaranty Contract: YB7201201028009101
☑ Mortgagor: Jingbian Xi’an Xilan Natural Gas Co., Ltd.;
No. of Mortgage Contract: YB7201201028009101, YB7201201028009102
☒ Pledgor:       /
   No. of Pledge Contract:       /
Guarantor: Ji Qinan
No. of Guaranty Contract: YB7201201028009102
Mortgage: Jingbian Xi’an Xilan Natural Gas Co., Ltd.
No. of Mortgage Contract: YB7201201028009103; YB7201201028009104

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
20.	Default treatment:
Liquidated damages: equal to ten percentage (in words) of the loan principal or
21.	The annexes of the contract include:
(1)        /
(2)        /
(3)        /
(4)        /
(5)        /
22.	The other items agreed by and between the two Parties:
(1)
After the project commission, if the borrower does not sign the gas supply contract with China National Petroleum Corporation (CNPC), the borrower needs to return the loan principal and interest to Xi’an Branch Shanghai Pudong Development Bank in advance;

(2)	If the project expenditure exceeds the investment, the borrower shall make self-raised funds;
(3)	The borrower shall not take the profit sharing before repay the year loan to Xi’an Branch Shanghai Pudong Development Bank;
(4)	The lender shall take Xi’an Branch Shanghai Pudong Development Bank as the solely settlement bank.
23.	The contract shall be in nonuplicate, wherein one copy for the borrower, two copies for the lender and six copies for the mortgage and notary authority. Each of copies is of the same legal force.

Part II General Provisions
Article 1 Loan

The borrower shall irrevocably agree and confirm the loan withdrawal under the contract shall be subject to the solely direction of the lender at any time; the loan shall be taken the regular or irregular inspection at the date decided by the lender to decide whether to continue releasing the loan to the borrower in any form; in spite of the other regulations in the contract or the other documents, the lender has the rights to require the borrower to immediately repay all the loan at any time, in addition, the lender also has the rights to terminate or pause all or partial loans at once and cancel the further use right of the borrower for the loan under the condition of unnecessary to notify the borrower in advance.

Article 2 Loan Interest and Interest Accrual Way

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
1.
Unless otherwise specified, the loan interest under the contract shall be calculated and collected by the practical withdrawal amount and the occupation day from the loan release day. The occupation day includes the first day, but excludes the last day. The day interest rate equals to the monthly interest rate dividing by 30 and the monthly interest rate equals to the annual interest rate dividing by 12.

2.
The lender has the rights to calculate and collect the overdue interest for the due (including the lender announcing the loan expiration in advance) but unpaid loan principal from the overdue day in accordance with the overdue interest rate stated in the contract until the borrower pays off the principal and interest.

3.
If the borrower doesn’t use the loan as per the stated usage purpose, the borrower has the rights to calculate and collect the interest penalty for the defaulted used loan amount from the default day in accordance with the practical default days and the embezzling interest penalty rate stated in the contract until the borrower pays off the principal and interest.

4.
If the borrower is unable pay the interest on time (including the normal interest, overdue interest and embezzling interest), the lender shall calculate and collect the compound interest by the practical overdue days at the payment day (expiration date of interest) as per the overdue interest penalty rate stated in the contract.

5.	Interest rate liberalization or market paralysis
(1)
If the People’s Bank of China implements the marketization policy of RMB interest rate after the loan release under the contract, the borrower shall negotiation with the lender to decide the interest rate standard, if there is not any consensus within five (5) banking days after negotiation, the borrower shall pay off all the loan principal and interest within thirty (30) days from the date failing to get the consensus. (RMB applicable to the item)

(2)
If there is not any relevant bank quoting against the interest rate of US dollars deposit to London Inter-bank Offered Rate Market at the a.m. 11:00 (London Time) of the quotation day of relevant interest term after the loan release, the borrower shall negotiate with the lender to decide the opportunity interest rate; if there is not any consensus within five (5) banking days after negotiation, the borrower shall pay off all the loan principal and interest within thirty (30) days from the date failing to get the consensus. (RMB applicable to the item)

Article 3 Insurance

1.
The borrower shall make the insurance taking the lender as the first beneficiary or the insured at the insurance company appointed by the lender according to the requirement. The insurance shall cover the insurance plan code required by the lender who shall confirm to transfer all the rights and benefits (including all kinds of claims and insurance fund payment) stated in the Insurance Contract to the lender or hand the procedure taking the lender as the first beneficiary. Until the borrower pays off the principal and interest under the contract to the lender and make an agreement or endorse in the insurance policy and the insurance contract.  Before paying off the loan principal, the interest and other payables under the contract, the borrower shall not terminate the insurance with any reason. If termination, the behavior immediately forms the breach of contract of the lender and the borrower has the rights (but no obligation) to continue the insurance or insure on behalf of the borrower shouldering all the costs.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
2.
The borrower shall notify the lender within three (3) days by the written form from the day knowing the insurance accident and timely ask for the claims as per the relevant regulations of the insurance policy. The loss caused by the delay notice or the delay claims or the obligation nonperformance under the insurance policy shall be undertaken by the borrower.

3.
The insurance indemnity shall be deposited into the settlement account opened up by the borrower in the place of the lender and the loan principal and interest and the other payable costs under the contract shall be paid off with the consequence stated in the contract; while, the lender shall also be able to decide whether the insurance indemnity is used for the project supported by the loan according to the practical condition. If the insurance indemnity is not enough to pay up the loan principal and interest and it does not constitute the exemption of the borrower for the payable debt.

Article 4 Withdraw

1.	Before the initial withdraw, the borrower shall meet all of the following conditions, while, the lender has no obligation to review the following documents or conditions:
(1)
Submit the withdraw application form (see the annex 1 of contract for details) as per the time and method stated in the contract, the completed Credit (Loan) Certificate and the other related documents;

(2)	The contract and the relevant guaranty contract have been signed up and of continuous force and the guaranty rights has been effectively established;
(3)	Submit the feasibility study report of the borrower’s project, the approval document and the other required approval files;
(4)
Submit the current effective business license, the articles of association, the recent balance sheet of withdraw date (including but not limited to the annual financial report approved by the certified public accountant at the last year and the current balance sheet);

(5)
Submit the loan agreement made by the board of directors/the board of shareholders or the other organization with the equal legal force, the power of attorney and the original copy signed by the legal representative and the authorized representative.

(6)	The borrower has opened up the special account, the settlement account and/or the margin account for fixed asset loan at the place of the lender;

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
(7)	The capital fund with the same ration as the loan under the contract has been sufficient in place and used with the loan and the practical speed of the project is matching with the invested amount;
(8)	The borrower has performed the obligations stated in the contract without any event of default stated in the contract;
(9)	The lender requires the other document or the other conditions at any time.
2.	Except for the initial withdraw, the borrower shall meet all of the following conditions, while, the lender has no obligation to review the following documents or conditions before each withdraw:
(1)
Submit the withdraw application form (see the annex 1 of contract for details) as per the time and method stated in the contract, the completed Credit (Loan) Certificate and the other related documents;

(2)	The borrower has performed the obligations stated in the contract without any event of default stated in the contract;
(3)	The lender requires the other document or the other conditions at any time.
3.	Withdraw
(1)
The borrower shall withdraw by installment as per the withdraw plan stated in the contract and handle with the withdraw procedure for the lender within three (3) business days before the withdraw date;

(2)
If the borrower needs to delay the withdraw date, the borrower shall obtain the permission of the lender within three (3) days before the withdraw date expiration and pay up the caused interest loss (interest loss equaling to the interest of delayed withdraw date minus the current deposit in the same period).

(3)
If the borrower requires to cancel all or partial the undrawn loan, the borrower shall put up the application to the lender within three (3) days before the termination day of withdraw and cancel after permission by the lender. If the borrower fails to withdraw all the loans within withdraw period, the borrower shall pay the committee fee for the undrawn part (see the Part I of contract for details).

(4)
If the borrower fails to hand the withdraw procedure and doesn’t apply for delaying the withdraw at the stated withdraw day or within the withdraw period, the lender may notify the borrower to take the relevant procedures within three (3) banking days; if the borrower fails to do, the lender has the rights to cancel the undrawn loan.

(5)
The borrower confirms that the lender shall bring the capitals drawn by the borrower as per the Article 4 of the contract into the special account of fixed asset loan opened up by the borrower at the place of the lender.

(6)	Even if the above statement, the lender has the rights to refuse the withdraw application and cancel all or partial loan under the contract at any time as long as the loan has not been released.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
Article 5 Account Opening and Management

1.
The borrower has opened up the special account of fixed asset loan and the general settlement account at the place of the lender when signing up the contract (see the Part I of the contract for details). The borrower shall also open up the margin account at the place of the lender as required by the lender and agree the lender to monitor the original account of the borrower.

2.
The special account of fixed asset loan is used for checking the release and payment of the loan applied by the borrower to the lender. The interest of the capital in the special account of fixed asset loan shall be calculated according to the current deposit interest. In addition to pre-sealing of the borrower, the borrower agrees to reserve the fund monitoring seal of fixed asset loan of the lender. Without the written permission of the lender, the borrower shall not randomly modify the pre-seal of the special account of fixed asset loan.

3.
The borrower confirms the general settlement account is also taken as the incoming account and the repayment reserves account under the contract and the repayment of the principal and interest of the fixed asset loan is allocated from the general settlement account. The incoming cash flow of fixed asset investment project or the integral cash flow of the borrower shall be brought into the general settlement account.

The borrower guaranties the capital balance in the general settlement account shall be no less than the amount of repaying the principal plus interest of the term at each date of repaying the principal plus interest and within ten days. The borrower agrees the lender has the rights to limit or refuse the external payment to ensure the enough capital balance in the general settlement account to pay up the principal and interest of this term.
The lender has the rights to take the dynamic monitoring for the general settlement account (incoming account), when there is any abnormality in the cash flow of the general settlement account (incoming account), the lender has the rights to investigate the reason in time and take the countermeasures.
After the principal and interest of the loan in the special account of fixed asset loan have been paid up in full in accordance with the regulations of the contract and the withdraw application of the borrower, the borrower shall actively handle up the account cancellation account formalities of the special account of fixed asset loan according to the relevant management method of the lender.

Article 6 Payment Monitoring

1.
The borrower agrees the lender has the rights to monitor and manage the payment of loan in the special account of fixes asset account by the commissioned payment of the lender and the self payment of the borrower to supervise the utilization of the loan capital same as the stated usage purpose.

The commissioned payment of the lender refers to the lender pays up the loan capital by directly transferring the capital from the special account of fixed asset loan of the borrower to the appointed account of the trade counterparty of the borrower complying with the stated usage of the contract.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
The self payment of the borrower means the lender transfers the loan capital into the general settlement account from the special account of fixed asset loan of the borrower and then the borrower self pays to the appointed account of the trade counterparty of the borrower complying with the stated usage of the contract through the normal settlement way.
2.
The borrower agrees the loan capital payment when the single amount in the special account of fixed asset loan exceeds the amount stated in the contract (see the Part I of the contract for details) shall be made through the commissioned payment of the lender.

3.
When the borrower applies for the external payment of the loan capital in the special account of fixed asset loan, the borrower shall submit the certification materials conforming to the requirements of the lender, including but not limited to:

(1)	the certificate document of payment purpose conforming to the purpose stated in the contract;
(2)
Written contract, agreement, memorandum, meeting minutes and the other lawful documents really reflect the payment obligations of the borrower; provide the charging policy and standard approved by the authority department for the payables without necessary to sign up the contract;

(3)	Relevant invoice or receipt, if unable to obtain at the same time of payment, the borrower shall timely make up the relevant expenditure invoice or receipt after completing the payment;
(4)	Price audit report of the investment supervisor for the engineering advance payment, the process payment, the settlement payment/final settlement payment;
(5)	Payment voucher of the legitimating and validity of the special account of fixed asset loan;
(6)	Submission of the other documents required by the lender.
4.
If the commissioned payment by the lender is adopted, the borrower shall submit the written commission application form of the lender sealed with the preset seal of special account of fixed asset loan of the borrower within three working days before the payment day and the other relevant materials (see the Annex 2 of the contract for the format). The lender has the rights to check whether the relevant materials are complying with the payment terms stated in the contract. If the lender approves, the payment voucher shall be sealed with the capital monitoring seal of fixed asset loan and then the payment shall be made.

If the commissioned payment by the lender is adopted, the lender has the rights to require the borrower, the independent intermediary and the contractor to cooperate to check the equipment construction or the engineering construction process and make the external payment of the loan according to the issued bilateral certification.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
5.
If the self payment by the borrower is adopted, the borrower shall submit the self-payment monthly plan of next month (see the Annex 3 of the contract for the format) and the relevant materials to the lender within 5 working days at the end of each month. The lender has the rights to check whether the relevant materials are complying with the payment terms stated in the contract. If the lender approves, the borrower shall fill in the payment voucher according to the payment details summary approved by the lender (the amount of each summary payment voucher shall not exceed the commissioned payment amount of the lender stated in the contract). The lender shall seal in the capital monitoring seal of fixed asset loan after approval and transfer the relevant funds into the general settlement account of the lender.

6.
If the self payment by the borrower is adopted, the borrower shall summarize the self payment conditions of the loan and report to the lender within 10 working days after each three months. The lender also has the rights to check whether the loan repayment of the borrower is complying with the stated usage through account analysis, voucher inspection, field investigation and the other way.

7.
The borrower confirms to pay up the cost aroused by the payment of loan funds in the special account of fixed asset loan to the lender, when the cost occurs; the lender has the right to directly deduct from any one account opened up borrower at the place of the lender.

8.
During the loan release and payment, if any of the followings occurs to the borrower, the lender has the rights to ask the borrower to supplement the withdraw conditions and the payment terms or terminate the release and payment of the loan in accordance with the contract statements:

(I)	Credit status degradation;
(II)	Loan repayment inconformity with the contract statement;
(III)	Project process lag behind of capital utilization process;
(IV)	If breach of contract, take disaggregation to avoid the commissioned payment by the lender.

Article 7 Repayment
1.
The borrower shall timely and abundantly repay the principal and interest and the related costs by the repayment plan stated in the contract. In addition, the borrower shall irrevocably authorize the rights to the lender to actively deduct the aforesaid amount from the account opened up by the borrower at the place of the lender at the due date or at the condition meeting the contract statement.

2.
If the borrower return the loan in RMB in advance, the borrower shall obtain the written permission from the lender, if not, the borrower shall repay the principal and interest by the term and rate stated in the contract.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
The borrower aggress and approves the foreign currency loan is unable to be repaid in advance by the practical codes of foreign currency loan. If the borrower needs to repay in advance, the borrower shall notify the lender by the before the fifteenth (15th) banking days before the predicted repayment day and obtain the written permission from the lender. For the part of loan is repaid in advance without the written permission of the lender, the lender will charge the liquidated damages from the lender (see the Part 1 of the contract for details).
The repayment in advance approved by the lender shall be regarded as the due in advance.
The interest of loan repayment in advance shall be calculated by the practical loan utilization days with the repayment of principal and interest in all; the principal amount of loan repayment in advance shall be no less than the amount stated in the Part 1 of the contract. The repaid principal shall reduce in reverse order the loan principal by the sequence of the repayment plan stated in the contract.
If the borrower is unable to repay at due day without a reasonable reason, the borrower shall bring up the loan deferring application before the thirtieth (30th) day within the repayment term stated in the contract and prepare the necessary materials to make the relevant deferring formalities. The loan under the contract with guaranty, mortgage or pledge, the guarantor, the pledger and the mortgagor shall issue the written permission certificate. The lender shall decide whether to defer or not. If the borrower doesn’t apply for deferring or the deferring application isn’t approved by the lender, the loan shall be transferred to as the overdue loan at the next day of the due date.

Article 8 Representation and Warranty

The borrower shall make the following representation and warranty to the lender, and the representation and warranty shall be formulated when the contract is signed up and valid during the effective period of the contract.
1.
The borrower is the enterprise legal person or the other economic organization which is legally established, conforming to the requirements of the laws and rules and has the rights to conclude and performing the contract. Moreover, the borrower is meeting the requirements of the investment subject and operation qualifications of the investment project under the contract. The borrower is of the necessary rights ability, complete finance system and repayment ability. The borrower is undertaking the obligations to perform the contract by the self name and independently shouldering the civil liabilities.

2.
The lender has the rights to sign up the contract and completes all the authorizations and approvals of the board of directors, board of shareholders and other authority organization required for signing up the contract and the obligation under the contract. All of the terms and articles of the contract are the real reflection of the borrower and of the legal force for the borrower.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
3.
The signing and performance of the contract shall not conflict with the laws (the laws under the contract including the law, the rule, the articles, the local regulation, the judicial interpretation and the other legislations governing the borrower) governing the borrower and the relevant document, judgment and decision of the organ of power and not contrast with the articles of associations of the lender or the signed contract, agreement or the other obligations.

4.
The borrower ensure all the issued balance sheets (if any) shall be conforming to the regulations of the laws of People’s Republic of China (for the purpose of the contract, excluding the laws of Hongkong Special Administrative Region, Macao Special Administrative Region and Taiwan), wherein the balance sheets must be real, complete, and fair to reflect the financial condition of the borrower;

5.
The borrower shall obey the principles of honesty and faithfulness during the process of signing and performing the contract and ensure all the materials, documents and information including the information of itself and the guarantor provided to the lender are real, valid, correct and complete without any concealed or missed content.

6.	The borrower shall ensure to complete the filing, registration or the other formalities required for the validity and legal performance of the contract and pay up the relevant tax and cost.
7.	Since the issuance of the latest approved balance sheet, there is not any serious sever change in the operation status and the financial condition of the lender.
8.
The borrower shall strictly obey the regulations of the legal document, conduct all kinds of business within the business scope legally approved or according to the regulations of business license of the lender or the stipulations of set documents and make the registration and annual inspection procedures on time.

9.
The borrower shall not give up any due credit and handle up the current main property by the non-remunerative way or the other inappropriate way. Without the written consent of the lender, the borrower shall not pay off the other long-term loan in advance.

10.	The borrower has disclosed the important facts and conditions which shall be known or have been known by the lender and whether to release the loan under the contract.
11.
The borrower confirms the default not occurring at the signing date of the contract and during the contract performance, including but not limited to the staff salary and medical service, the disability grant, the compensation and the pensions.

12.
The borrower ensures the development project of the proposed reserve land complying with the urban general planning, the recent municipal construction and the general planning requirement of land utilization (applicable to he loan usage for the land reserve development) approved by the legal procedure.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
13.
The borrower ensures the good condition of credit without serious bad record; if the borrower is the legal person for newly-established project, the controlling shareholder shall enjoy good credit reputations without serious bad record.

14.
The project supported by the loan shall be conforming to the regulations of the laws and rules and the relevant national policies concerning on the industry, the land, the environmental protection and the investment management and the legal management procedure of the investment project of fixed asset has been performed. In addition, the project shall meet the regulations of capital system of national relevant investment projects.

15.	The borrower ensures no case or event causing or possible to cause the vital adverse effect for the contractual capacity of the lender.

Article 9 Covenants
The covenants shall be made by and between the borrower and the lender during the loan as followings:
1.
The borrower ensures the legal operation and use the loan according to the contract terms rather than embezzling for other purposes. The borrower shall regularly provide all kinds of relevant financial and accounting materials including the monthly and annual balance sheets as required by the lender and actively cooperate with the lender to monitor the usage condition and the operation status. The lender may inspect and monitor the loan usage condition at any time by various ways.

2.
The borrower shall repay the loan principal and interest under the contract in accordance with the time, amount, currency and interest rate stated in the contract, the agreement, the application form and the Loan Certificate. The practical repayment time, amount, currency, interest rate shall be subject to the content recorded in the Loan Certificate.

3.
The borrower guaranties will timely provide the new guaranty approved by the lender as long as the serious case occurs or going to occur to have the adverse influence for the finance state and the ability to perform the guaranty obligations of the guarantor.

4.	The borrower promises not taking the following actions prior to obtaining the written consent from the lender:
(1)	Handle up all or partial great asset by selling, granting, renting, lending, transferring, mortgaging, pledging and the other ways;
(2)
Contract, rent, joint venture, foreign investment, shareholding reform, joint capital (cooperation), merger (acquisition), division, share transfer, substantially increase debt financing, set up subsidiary, property transfer, reduce asset, business cessation, dissolve, file for bankruptcy, reconstruction and the other actions possible to affect the repayment ability of the borrower.

(3)	Modify the articles of associations and the other established document, change the organization mechanism, business scope or the main business.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
(4)	Provide the third party with the guaranty generating great server adverse effect on the financial station or the ability to perform the obligations under the contract.
(5)	Clear off the other long-term debt in advance.
Apply for reconstruction, bankruptcy or dissolve company, organization or be dissolved.
(6)	Signing up the contract/agreement or shouldering the relevant obligations having bad effect on the ability to perform the obligations under the contract/

5.
The borrower promises to notify the lender at the day of event occurrence and send the original copy of relevant notice to the lender (with common seal) within five (5) banking days from the day of event occurrence if the following cases occur:

(1)	Happened relevant cases resulting in the unreal and incorrect representation and warranty made by the borrower in the contract.
(2)
The borrower or the controlling shareholder, the practical controller or the related person involving with the lawsuit, arbitration or the asset detained, closed down, frozen, forcefully implemented or the other measures with the same effectiveness, or the legal representative/responsible office, the director, the supervisor or the senior management staff involved with the lawsuit, the arbitration or the other enforcement measures.

(3)
Changes of the legal representative or the authorized agent of the borrower, the responsible office, the main financial responsible officer, the communication address, the enterprise name, the office place and the other items

(4)	Apply for reconstruction, bankruptcy by the other creditor or withdrawn by the superior supervising unit.
6.
The borrower promise not to repay off the other loans by disobeying the normal repayment sequence and never sign up any contract or agreement resulting in the loan under the contract in the subordinate status.

7.
The borrower shall repay the loan principal and interest under the contract with the same currency with the loan as much as possible. If the borrower repays the debt with the different currency from the loan, the borrower shall voluntarily or authorize the lender to exchange the different currency into the currency same as the loan currency under the contract in accordance with the method stated in the Deduction Agreement to repay the principal and interest, wherein the aroused cost shall be shouldered by the lender.

8.
If the guaranty under the contract faces with the specific condition or specially changes, the borrower shall provide the other guaranty approved by the lender according to the lender’s requirements. The specific condition or change includes but not limited to production suspending, out of business, dissolving, business cessation for regulation, suspending or canceling the business license, applying for or being applied for reconstruction, bankruptcy, great changes of business or financial state, involvement with the serious lawsuit or arbitration case, main business and management staff involving with the case, value decrease of the guaranty or possible decrease or taking the property preservation, default under the guaranty contract and requiring to terminating the guaranty contract and so on.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
9.	Special agreed items about the group client (applicable to the group client)
If the borrower of the contract is the group client, the borrower hereby promises:
(1)
The borrower shall timely report the condition of connected trade over 10% of net asset of the practical accredited party, including: ○1connected relationship of trade parties: ○2trade project and trade nature; ○3trade amount or relevant ratio; pricing policy (including the trade without amount or only with symbol amount).

(2)
The borrower shall be regarded taking default if the practical accredited party has any of the following conditions, and the lender has the rights to unilaterally cancel the unused credit extension of the client and reclaim all or partial used credit extension or require the client add to 100% margins: ○1provide false materials or conceal the important business and finance facts; ○2change the original usage purpose of credit extension without the consent of the lender, embezzle the credit extension or utilize the bank credit extension for the illegal trade; ○3discount or pledge in the bank by the false contract with the connected parties, the receivable receipt without any real trade backgrounds and the receivables to absorb the bank funds or credit extension; ○4refuse to the lender to monitor and inspect the loan utilization and the relevant business and financial activities; ○5great merger and purchase reorganization and the other case possible to influence the credit extension safety; ○6intentionally evasion of debt to bank.

10.
The borrower ensures to transfer the land use right by inviting bidding, auction or listing and the funds in the special account of land reserves only for the expenditure of land development cost to achieve the purpose of special loan for special project; the borrower promises the incomings of land transfer shall be prior to repaying the loan principal and interest under the contract rather than for the other use (applicable to the loan used for the land reserves development).

11.
If the lender requires, the lender shall set up the guaranty and the pledge guaranty by taking the project asset complying with the pledge condition and/or the predicted project incomings and/or using the share ownership of the project company held by the project initiator as the loan.

12.
If the lender requires, the lender shall require the relevant parities of project to maximally reduce the risk during the construction period by signing up the general contracting contract, insuring the commercial insurance, setting up the completion margin, proving the completion guaranty and the performance guarantee and so on.

13.
If the lender requires, the lender shall sign up the long-term supply and sales contract, use the financial derivatives or providing guaranty for the capital gap by the initiator to effectively disperse the risk during the business period.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
14.
Through the negotiation between the lender and the borrower, the lender shall comprehensively use all kinds of financing tools and expand the source channel of project funds by providing financial consultant for the loan project and designing the overall financial service plan for the project to effectively disperse the loan risk.

Article 10 Deduction Convents
1.
The borrower agrees the lender has the rights to directly deduct from the settlement account opened up the borrower in Shanghai Pudong Development Bank to pay off the due payable debt when any of debt connected with the contract loan; if the funds in the settlement account is not enough to pay off the debt, the lender has the rights to deduct the amount from any of accounts opened up by the borrower at each branch of Shanghai Pudong Development Bank.

2.
Unless otherwise specified by the national authority organization, the sequence of paying off the debt by deducting the amount is to repay the overdue fees of the borrower, and then to clear off the overdue interest and last to overdue principal.

3.	If the currency of the deducted payment is different from that the payment needing to be repaid, the following measures shall be taken:
(1)
If the loan currency is RMB, the loan principal and interest shall be repaid after transferring the deducted amount to RMB in accordance with the buying rate of exchange of the deducted amount currency and RMB.

(2)	If the loan currency is not RMB, while the currency of deducted amount is RMB, the loan principal and interest shall be repaid after transferring the deducted amount to RMB by the public buying rate.
(3)
If the currencies of the loan and the deducted amount are not RMB, the first is to transfer the currencies into RMB and the second is to transfer into the currency of loan so to pay off the loan principal and interest.

Article 11 Claim Certificate
The lender shall record the accounting items related to the business activities involving with the contract in the account book according to the regular codes of business operation hereby to certificate the loan amount of the lender. The borrower admits the effective voucher of the loan credit under the contract shall be subject to the account voucher issued and recorded by the business regulations of the lender.

Article 12 Notice and Submission
1.
The notice sent by one Party to another Party shall be sent to the address listed in the signature page of the contract until the address change by the written notice by another Party. As long as the notice is sent by the above address, it shall be regarded as being sent at the following date. If the letter, the seventh (7) banking days after registering post by the main business address; if the special sending, the signing day signed by the receiver; if the fax or e-mail, the sending date of fax or e-mail. But all of the notices, requirements or the other communications sent or delivered by the lender shall be regarded as successfully sent at the practical receiving by the lender and the confirmation shall be made by the fax or e-mail or sending the original copies of all notices and requirements (with common seal) to the lender.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
2.
The borrower agrees as long as the sent voucher and notice for the lawsuit has successfully sent to the main business address listed in the signature page of the contract. The change of above address shall be invalid unless notifying the lender in advance.

Article 13 Validity, Change and Termination
1.
The contract shall come into effect after affixing the common seals by the lender and the borrower and signing or sealing by the legal representative (responsible officer) or the authorized agents of the two Parities and terminate until repaying off the entire loan under the contract.

2.
After the contract coming into effect, any Party of the contract shall not change or terminate the contract in advance by itself. If the contract needs to be changed and terminated, the consensus shall be made by and between the two Parities and the written agreement shall also be signed up.

Article 14 Event of Default and Treatment
1.	Event of default
 In case of any one of followings, the borrower shall make the default for the lender:
(1)
Any representation and warranty made by the lender in the contract or the notice, authorization, approval, consent, certificate and the other documents made according to the contract regulations have been proved to be incorrect or with misleading nature or be invalid or revoked or without legal force.

(2)	The borrower has violated the regulations stated in the Other Items Agreed by Two Parties in the Part I (if any) or any of statements in Article 9 of Part II.
(3)	The borrower violates the signed any provision of the loan contract and agreement; or the overdue debt under the other loan contract and agreements.
(4)	The investor of the lender removing the funds, transferring the asset or the share ownership.
(5)	Delay allocation of self-raised funds by the borrower or removing after allocation
(6)	Serious lagging of project process.
(7)	The guarantor has lost or will lose the guaranty ability related to offering and loan, or breaching the guaranty contract signed by itself.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
(8)
Business cessation, production suspending, business suspending, cessation for reconstruction, liquidation, being taken over or taking over, dissolving, suspending or canceling the business license or bankruptcy.

(9)
Financial condition of the borrower or the guarantor worsening, difficulty in the business or the occurred case or condition badly affecting the normal business, financial condition or the repayment ability.

(10)
The borrower or the controlling shareholder, the practical controller or the connected party involving with the serious lawsuit, arbitration or the great asset being detained, closed down, frozen, forcefully implemented or the other taken measures with the same enforcement, or the legal representative/responsible officer, the directors, the supervisor or the senior management staff involving with the lawsuit, arbitration or the other enforcement measures resulting in the adverse influence on the repayment ability of the borrower.

(11)
The change of national or local land reserves policies having bad effect on the loan under the contract; or the planning condition of reserved land changing or unable to realize the predicted profit (applicable to the loan usage for the land reserves development).

(12)	The borrower fails to repay the loan principal and interest or use the loan as per the provisions.
(13)	Fails to use the loan as per the stated ways.
(14)	The file materials and information of submitted applying loan be false and wrong.
(15)	Inconformity to or exceeding the relevant financial indicator regulations stated in the contract.
(16)	The balance in the general settlement less than the payable amount of the principal and interest of the borrower at any due day and within ten days.
(17)	Abnormality in the cash flow of the general settlement account (incoming account)
(18)	Default of the borrower resulting in the normal performance of contract, or the other actions harming the legitimate interest of the lender.

2.	Treatment
(1)	In case of aforesaid default occurs, the lender shall take the one or several measures as followings by taking the circumstances into considerations:
I.	Require the borrower to modify in limit period.
II.	Stop releasing the unused loan of the borrower and reclaim the partial or all loans in advance.
III.	Announce the due of all or partial principal in advance, require repaying the partial or all loans and the interest and reclaims for the guarantor or the borrower by all kinds of methods.
IV.	Collect interest and compound interest for the overdue loan and the embezzled loan.
V.	Deduct from any account opened up by the borrower in each branch of Shanghai Pudong Development Bank.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
VI.	Require the borrower to provide the other guaranty approved by the lender.
VII.	The other necessary measures stated by the law.

(2)
Expect for the above measures, the lender also has the rights to require the borrower to shoulder the default liability and pay up the liquidated damages (see the Part I of the contract for the calculation method of the liquidated damages). If the liquidated damages is not enough to make up the lender’s loss, the borrower shall compensate all the losses for the lender.

(3)
If the borrower fails to repay the principal and the interest in full value, the borrower has to pay up all the costs aroused from the lender to realize the credit claim and the guaranty rights, including but not limited to the collection fee, the lawsuit fee, the notaries fee, the attorney fee, the traveling expense, the translation cost and the other payable costs.

Article 15 Other Provisions
1.	Definitions
(1)	All the credit claims in the contract means the loan principal, the interest, the liquidated damages and all kinds of costs for realizing the credit claim.
(2)	The aforesaid interest includes the interest, the default interest and the compound interest.
(3)
The banking day in the contract refers to the normal public business day of the lender at the residential place, excluding Saturday, Sunday (except for the public business due to the holiday adjustment policy) or the other legal festivals and holiday.

2.	Applicable laws
The laws of People’s Republic of China (for the purpose of the contract, excluding the laws of Hongkong Special Administrative Region, Macao Special Administrative Region and Taiwan area) are applicable to the contract and the interpretation shall prevail.
3.	Dispute resolution
All of the disputes related to the contract shall be handled up through friendly negotiation; if fail, the People’s Court in the residential place of the lender has the judicial authority. During the dispute, the two Parties shall continue to perform the undisputed provisions.
4.	Miscellaneous
(1)
If there is unlisted issue needs to be complemented, the two parties can negotiate and record in the article 10 of the contract and they can reach another written agreement as the annex of the contract. The annex of the contract (see details in Part 1 of the contract) is an indivisible part of the contract and it enjoys the same legal force with the contract.

(2)
During the contract period, the lender shall take the grace measures or delay to take actions which could not harm, influence or limit the lender to enjoy all rights or benefits as the creditor in accordance with the law or the contract, in addition, it could not be regarded as the approval by the lender to the default of the borrower, even less regarding the lender giving up the rights to take actions against the current or future default of the borrower.

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK

(3)
The invalidity of some a provision in the contract shall not affect the enforcement of the other provisions. No matter why the contract is invalid, the borrower shall also shoulder all the debt liabilities under the contract to the lender. In case of the above conditions, the lender has the rights to immediately terminate the contract performance and reclaim the entire loan under the contract to the borrower.

(4)
The borrower shall be able to transfer all or partial rights and/or obligations under the contract, in this case, the transferee shall enjoy and/take the same rights and/or duties as one Party of the contract. After receiving the notice of credit transfer from the lender, the borrower shall take the liabilities to the transferee according to the regulations of the contract.

(5)	The terms and expressions in the contract have the same meaning with the main contract unless there are special notes.
(6)	The titles in the contract are just for reference and not served as reference of the contents.

(No main body in below)

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK

(The page be the signature page without main body)
The contract shall be signed by and between the borrower and the lender on 26th Feb. 2010. The borrower confirms the two Parties have taken the detailed description and discussion for all the terms when signing up the contract. The two Parties have no objections about all the provisions and articles and correctly understand the rights and obligations of the Parities and the liabilities limit or the legal interpretation of the exemption articles.

Regal representative or authorized agent (signature or seal)    principal or authorized agent

Ji Qianian                                                   Yang Liqiang
(Applicable to legal person)

Valid identification certification type and code:

(Applicable to natural person)
Dwelling place:	Main business site:
Zip code:	Zip code:
Tel:	Tel:
Fax:	Fax:
Email:	Email:
Contact person:	Contact person:

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK

Annex 1

Application Form of Withdraw
Under
Loan Contract of Fixed Asset
No.:
To:  Branch of Shanghai Pudong Development Bank
  Whereas our company has signed up the Loan Contract of Fixed Asset with No. [     ] on (day) (month) (year). In accordance with the withdraw plan stated in the contract, our company is going to withdraw the loan on (day) (month) (year), namely (currency) (yuan only) (in words).

Hereby, our company confirms there is not any incident or case forming the default under the Loan Contract of Fixed Asset till the date the application form is sent. Further, our company ensures all the promised items in the Loan Contract of Fixed Asset have been implemented according to the contract regulations and all the perquisite conditions have also been met.

Please approve.

Applicant: (common seal)
Legal representative or authorized agent: Ji Qin’an
(Signature or seal)

 (day) (month) (year)

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK

Annex 2
Application Form of Commissioned Payment
of
Lender
No.:
Shanghai Pudong Development Bank Branch
Whereas our company has signed up the Loan Contract of Fixed Asset with No. [     ] on (day) (month) (year). In accordance with the regulations of payment monitoring of the funds in the special account of fixed asset loan, hereby our company applies for taking the external loan payment from the special account of fixed asset loan by the way of the commissioned payment of the lender and we have submitted the following relevant materials complying with the contract regulations to your bank:
☐	The written contract, agreement, memorandum, minutes, or the other legal documents practically reflecting the payment obligations of the lender
☐	Charging policy and standard approved by the governmental authority department
☐	Relevant invoice or receipt: if unable to obtain at the same time of payment, the borrower shall timely submit the relevant loan utilization invoice and receipt after payment completion
☐	Price evaluation report of the investment supervisor for the engineering prepayment, the process payment, the settlement or liquidation payment
☐	Valid and effective payment voucher of special account of fixed asset loan
☐	Others:
Please transfer the principal (currency) of                                 (amount) into the following account on         day         month          year after approval according to the regulations of the loan contract:
Bank:
Account name:
Account name:

Please approve!

Applicant: (seal for special account of fixed asset loan)
(day) (month) (year)

Shanghai Pudong Development Bank	Loan Contract of Fixed Asset
SPD BANK
Annex 3
Monthly Payment Plan of Self Payment of Lender
No.:
     Branch of Shanghai Pudong Development Bank
Whereas our company has signed up the Loan Contract of Fixed Asset with No. [     ] on (day) (month) (year). In accordance with the regulations of payment monitoring of the funds in the special account of fixed asset loan, hereby our company applies for taking the external loan payment from the special account of fixed asset loan. Therefore, our company applies to take the external payment from the special account of fixed asset loan by the way of self payment of the lender. The monthly payment plan of our company for  (month) (year) shall be as followings:
Enterprise name			Responsible officer
Loan project of fixed asset			No. of loan contract
	Items of application payment	Payment amount (10 thousand yuan)	Payment date	Trade counterparty
Status of self payment application	1
2
3
4
5
6
Summary
Please transfer the principal (currency) of                                 (amount) into the following account on         day         month          year after approval according to the regulations of the loan contract:
Bank:
Account name:
Account name:

Please approve!

Applicant: (seal for special account of fixed asset loan)
(day) (month) (year)